SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definititive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                      Transnational Financial Network, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Acts Rules 14a-(6)(i)(1) and
         0-11.

     1.  Title of each class of securities to which transaction applies.

     2.  Aggregate number of securities to which transaction applied:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.  Proposed maximum aggregate value of transaction:

     5.  Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-12(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid.

     2.  Form, Schedule or Registration Statement No.:

     3.  Filing Party:

     4.  Date Filed:

                      TRANSNATIONAL FINANCIAL NETWORK, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 27, 2002

To the Stockholders of Transnational Financial Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Transnational Financial Corporation (the "Company"), a California corporation, will be held on Thursday, June 27, 2002, beginning at 11:00 a.m., San Francisco time, at 401 Taraval Street, San Francisco, CA 94116 for the following purposes:

      1. To elect six directors to serve until the next Annual Meeting of Stockholders of the Company or until their respective successors are elected and qualified;

      2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed May 15, 2002 as the record date for the determination of the stockholders entitled to notice of, and to vote at, this meeting. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's executive offices at 401 Taraval Street, San Francisco, CA 94116 for ten days prior to June 27, 2002.

         You are cordially invited to attend the meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. The proxy must be signed by all registered holders exactly as the stock is registered. It will assist us in preparing for the meeting if you will return your signed proxies promptly regardless of whether you expect to attend in person or have many or few shares.



                       BY ORDER OF THE BOARD OF DIRECTORS



      San Francisco, CA

      May 28, 2002

        -------------------------------------------------------------------

                                    IMPORTANT

         As a stockholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual Meeting of Stockholders in person. It is important that your shares be voted.

        -------------------------------------------------------------------

                      TRANSNATIONAL FINANCIAL NETWORK, INC.

                   401 Taraval Street, San Francisco, CA 94116

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 27, 2002


      This Proxy Statement is furnished to stockholders of Transnational Financial Network, Inc., a California corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 27, 2002, and is being mailed with proxies to such stockholders on or about May 28, 2002. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is voted.

      The 2000 Annual Report of the Company covering the fiscal year ended December 31, 2000, is being mailed herewith to stockholders. It does not form any part of the material for the solicitation of proxies.

                            Outstanding Capital Stock

      The record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders was the close business on May 15, 2002. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting 6,760,181 shares of Common Stock (the "Common Stock").

                                Quorum And Voting

      The presence, in person or by proxy, of the holders of a majority of the total combined voting power of the outstanding capital stock of the Company is necessary to constitute a quorum at the Annual Meeting of Stockholders. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share in the stockholder's name on the record date. At the record date, the total number of votes which could be cast by all holders of capital stock of the Company was 6,760,181.

                        Action to Be Taken at The Meeting

      The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted (i) FOR the election as directors of the Company the persons named under the caption "Election of Directors"; (ii) FOR the ratification of the appointment of Grant Thronton LLP; as the Company's independent auditors for the fiscal year ending April 30, 2002; and (iii) in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.

      In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. The ratification of the appointment of Grant Thronton LLP as the Company's independent auditors requires a plurality of the votes cast at the meeting. (see "Quorum and Voting").

      When the giver of the proxy has appropriately specified how the proxy is to be voted, it will be voted accordingly. Your attention is directed to the accompanying proxy which provides a method for stockholders to withhold authority to vote for one or more nominees for director and to vote against or to abstain from voting on the other matters offered for approval. If any other matter or business is brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the share subject to the proxy, but management does not know of any such other matter or business.

      Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the person or persons acting under the proxy will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Each nominee has expressed to management his intention that, if elected, he will serve the entire term for which his election is sought.

                      Committees of the Board of Directors

      The Company's Board of Directors has established two active committees, the Audit Committee and the Primary Committee.

      The duties of the Audit Committee are to recommend to the entire Board of Directors the selection of independent certified public accountants to perform an audit of the financial statements of the Company, to review the activities and report of the independent certified public accountants, and to report the results of such review to the entire Board of Directors. The Audit Committee also monitors the internal controls of the Company. The Audit Committee is composed of Messrs. Gaskins, Shuey and Forrester.

      The Board of Directors has adopted a charter for the Audit Committee which was included in the Company's Proxy Statement solicited for the 2001 Annual Meeting. The members of the Audit Committee are independent as defined in
Section 121(A) of the American Stock Exchange's listing standards. The audit committee met five times in fiscal 2001.

      The Audit Committee's report is set forth in Appendix A hereto.

      The duties of the Primary Committee relate to administration of the 2000 Stock Incentive Plan, and are set forth under the caption 2000 Stock Incentive Plan. The Primary Committee is composed of Messrs. Gaskins and Rotzang.

                              Director Compensation

      The following sets forth certain information regarding compensation of directors paid for services in 2001 and those appointed to serve as directors other than named executive officers:

                                                                                                Number of
                                 Annual                     Consulting                         Securities
                                Retainer         Meeting    Fees/Other      Number of          Underlying
       Name                       Fees            Fees         Fees          Shares               Options
------------------           ------------       --------    -----------   -----------          ------------

Robert A. Shuey                     -            $12,500        $  -            -                 8,000

Robert A. Forrester                 -            $12,500        $26,357         -                 8,000

Alex Rotzang                        -            $12,000        $  -            -                55,000

J. Peter Gaskins                    -            $13,500        $17,500         -                 8,000

-----------


         Non-employee directors of the Company receive $1,000 per month for each month the director served. The director also receives $500 per meeting attended in person and related travel expenses.

         On the date of the annual meeting stockholders, non-employee directors of the Company receive options to acquire 5,000 shares of Common Stock at an exercise price equal to the Common Stock on that day. In fiscal 2001 members of the audit committee also received options to acquire 3,000 shares of Common Stock at an exercise price equal to the Common Stock on the date of the annual meeting. These grants were made pursuant to the 2000 Stock Incentive Plan.

         In 2001 the Company's Board of Directors met four times. Mr. Rotzang attended two of the meetings.

                              Election of Directors

         Directors of California corporations are to be elected at the meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. It is intended that the shares, subject to the proxies solicited hereby, will be voted for the following nominees, whose age and position with the Company is indicated in the table, for director, unless otherwise specified on the proxy:

         The following table sets forth certain information regarding the Company's directors and executive officers.

      Name              Age      Position

Joseph Kristul          54       Chief Executive Officer and Treasurer, Director

Maria Kristul           54       President, Director

Brian Rix               45       Chief Financial Officer

Karan Langell           40       Secretary

Robert A. Shuey         47       Director

Robert A. Forrester     57       Director

Alex Rotzang            57       Director

J. Peter Gaskins        53       Director

      Joseph Kristul cofounded the Company in 1985, has been a director and officer since that time and has been responsible for the Company's overall management since the Company's inception, emphasizing mortgage loan pricing, funding, administration and sales. Beginning in 1995 Mr. Kristul created the Company's wholesale division, developing the Company's base of brokers, which deliver loan product, and implementing systems and controls on the quality of the product delivered by brokers.

      Maria Kristul cofounded the Company in 1985, has been a director and officer since 1991, and has been responsible for the Company's retail division since the Company's inception. As well as personally originating approximately 60%, in 1998, of the retail division's production, Ms. Kristul oversees the retail division's day to day operations including training and managing that divisions sales and loan processing staff and its quality assurance. Joseph and Maria Kristul are husband and wife.

      Brian Rix joined the Company in 2001 and was named Chief Financial Officer in April 2002. A certified public accountant, Mr. Rix was the controller or finance director of several large entities or divisions from 1986 to 1994. In September 1994 he founded and was a managing director of Deanestor Healthcare Limited, a United Kingdom provider of healthcare and medical products manufacturing and installation company that eventually employed 50 prior to its sale. From October 2000 until he joined the Company in November 2001, Mr. Rix was the corporate controller for Tubetronics Incorporated, an aerospace and semi-conductor component manufacturer.

      Karan Langell joined the Company in 1996 and is Director of Human Resources, a position she assumed in 1999. In 2001 Ms. Langell was appointed as the Company's Secretary.

      Robert A. Shuey III, has been a director of the Company since August 1998. Mr. Shuey is Chief Executive Officer of MicroCapital Strategies, Inc. From January 2001 to December 2001, Mr. Shuey was associated with Rushmore Securities Corporation. From January 1999 to December 2000 Mr. Shuey was Chief Executive Officer of Institutional Equity Holdings, Inc., the parent company of Institutional Equity Corporation (formerly Redstone Securities, Inc.). From August 1997 to December 1998 he acted as Managing Director of Capital Markets for Tejas Securities Corporation. Mr. Shuey is a member of the Board of Directors of Rampart Capital Corporation and Agility Capital Corporation.

      Robert A. Forrester became a director of the Company in March, 1999 and provides legal counsel to the Company. Mr. Forrester is an attorney and has practiced in his own firm since April 1989. Mr. Forrester is a member of the State Bars of Texas and California.

      Alex Rotzang became a director in August, 1999. He is Chairman of NoreX Pertroleum Limited, an international oil and gas company based in Cyprus and Calgary, Canada. Mr. Rotzang formed NoreX Petroleum Limited in 1994 and has 23 years experience in the oil and gas industry.

      J. Peter Gaskins became a director of the Company in January 2000. He has over 25 years experience in capital management and investment banking and is presently a strategic and financial consultant to private and small publicly held companies. He provides private investment banking and consulting services through Clarion Associates, Inc., a firm he founded in 1991. Prior to 1991 he was Chief Executive Officer and President of NatWest Securities USA, the United States institutional stock brokerage business for National Westminster, Britain's largest commercial bank. Mr. Gaskins is an honors graduate in statistics from Harvard College and received a Masters in Business Administration from Harvard University.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO ELECT A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE INDIVIDUALS NAMED ABOVE. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

                       APPOINTMENT OF INDEPENDENT AUDITORS

      Based upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of Grant Thronton LLP as independent auditors of the Company for the fiscal year ending December 31, 2002, upon approval by a majority of the stockholders present in person or represented by proxy at the Annual Meeting of Stockholders. Grant Thronton LLP has served as the Company's independent auditors since the fiscal year ending December 31, 2001. A representative of that firm is expected to be present at the Annual Meeting of Stockholders. Said representative will be available to answer questions and will be afforded an opportunity to make a statement if he or she so desires.

      For audit services rendered to the Company in fiscal 2001, the Company paid Grant Thronton LLP $55,000 for audit services and $27,000 in other fees, principally consisting of services relating to tax work and filings with the Securities and Exchange Commission.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE AND APPOINT THE AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF THE AUDITORS. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE AUDITORS.

Changes in Registrant's Certifying Accountant.

      On May 12, 2000, the Company appointed Grant Thornton LLP as its independent auditor. On April 13, 2000, Deloitte & Touche LLP (the "Accountant") informed the Company that the Accountant was resigning as the Company's independent auditors. Deloitte & Touche had submitted a letter to the Securities & Exchange Commission to the effect that it has no material disagreements with the statements made in Item 4 of the Form 8-K filed with the Securities and Exchange Commission relating to that resignation, confirming that the Accountant had no disagreements with management of the Company related to matters that are material to the Company's 1999 financial statements.

      In connection with the resignation of Deloitte & Touche LLP, management represents as follows:

                  (a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (b) The Company's Board of Directors has not, as of the date hereof, reviewed the resignation of the Accountant.

                  (c) During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant, which as of the date hereof has not been appointed.

                  (d) The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in
         Item 304(a)(1)(iv) of Regulation S-K, including but not limited to:

                           (i) the Accountant has not advised the registrant
                  that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                           (ii) the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                           (iii) the Accountant has not advised the registrant
                  of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant's attention that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
                  (B) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

                           (iv) the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

                       Executive Officers and Compensation

      The following table sets forth certain information regarding the Company's executive officers.

      Name         Age      Position

Joseph Kristul     53       Chief Executive Officer and Treasurer, Director
Maria Kristul      53       President, Director
Brian Rix          45       Chief Financial Officer
Karen Langell      40       Secretary

      Biographical information regarding the Company's executive officers that are also directors are set forth under the caption "Election of Directors" on page 3.

      The following table sets forth the compensation paid to the Company's Chief Executive Officer and other executive officers who earned more than $100,000 in 2001 (the "Named Executive Officers") for services rendered to the Company in all capacities for the three fiscal years ended December 31, 2001.

                           Summary Compensation Table

      Name and                                           Annual Compensation            All Other
Principal Position             Fiscal Year           Salary              Bonus        Compensation

Joseph Kristul                      2001            $200,000            $  -                  -
Chief Executive Officer             2000            $210,416               -                  -
                                    1999            $250,000               -                  -

Maria Kristul                       2001            $240,000               -                  -
President                           2000            $252,500               -                  -
                                    1999            $300,000            $47,516               -

William A.  Russell (1)             2001            $ 47,999               -                  -
Vice President                      2000            $187,500               -                  -

Teri Saldivar (2)                   2001            $ 47,999               -                  -
Vice President                      2000            $187,500               -                  -

      ----------------
(1) Mr. Russell was a Principal in LRS, Inc. and served as a director of the Company until July 2000; he was not compensated for service as a director; Mr. Russell was terminated during 2001.
(2) Ms. Saldivar was a Principal in LRS, Inc.; Ms. Saldivar was terminated during 2001.

Section 16(a) Beneficial Ownership Reporting Compliance.

      In July 1999, Mr. Rotzang was named a director of the Company in July 1999 and his Form 3 is anticipated to be filed in May 2002. In the fall of 2001 Mr. Kristul purchased 2,700 shares of common stock and his form 4 is anticipated to be filed in April 2002.

Certain Relationships and Related Transactions

      In 2001 the Company paid Mr. Forrester $26,357 for legal services rendered to the Company and in 2000 the Company paid Mr. Forrester $26,637 for legal services rendered to the Company. In 2001 the Company paid Mr. Gaskins $17,500 for consulting regarding certain financings and business practices of the Company. In 2000 the Company paid Mr. Gaskins $13,831 for consulting services with respect to the 2000 Stock Incentive Plan, organizing and restructuring the Board and on documentation related to the subordinated debt placement.

                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding the beneficial ownership as of May 1, 2002, of the Common stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director of the Company, (c) each Executive Officer, and (d) as directors and executive officers of the Company as a group. Unless otherwise noted, each beneficial owner named below has sole investment and voting power with respect to the Common Stock as beneficially owned by him as shown below:

Name and Address of                     Number of               Percent
Beneficial Owner                        Shares Owned            Owned (5)

Kristul Family LLC (1)(2)               2,329,960               33.3%
401 Taraval Street
San Francisco, CA 94116

Joseph and Maria Kristul (1)(2)(3)         49,800                0.7
401 Taraval Street
San Francisco, CA 94116

Robert A. Shuey (4)(5)                        100                0.7
8214 Westchester, Suite 500
Dallas, TX 75225

Robert A. Forrester (4)(5)                 12,500                0.9
1215 Executive Drive West, Suite 102
Richardson, TX 75081

Alex Rotzang (5)                                0                1.1

J. Peter Gaskins (5)                       67,790                1.3
8119 Kloshe Ct. South
Salem, OR 97306

All Executive Officers and Directors    2,460,150               38.5
As a group (6 persons) (3)(4)(5)
------------------

(1) Joseph Kristul is a managing member of the Kristul Family LLC and the beneficial owner of 42.5% of the shares held by the Kristul Family LLC and is jointly with Maria Kristul the beneficiary of a trust that is a member owning 15% of the Kristul Family LLC.

(2) Maria Kristul is a managing member of the Kristul Family LLC and the beneficial owner of 42.5% of the shares held by the Kristul Family LLC and is jointly with Joseph Kristul the beneficiary of a trust that is a member owning 15% of the Kristul Family LLC.

(3) Excludes 30,000 shares that Mrs. Kristul has the right to acquire for $7.50 per share pursuant to the Company's 1998 Stock Option Plan.

(4) Excludes 20,000 shares of Common Stock and Messrs. Shuey, and Forrester each have the right to acquire pursuant to a non-qualified option at an exercise price of $7.50 as well as an additional 40,000 shares each may similarly acquire at the same exercise price in the event of a change of control in the Company.

(5) Amounts included in the percentage reflect the number of shares each named individual or group has the right to acquire within sixty days.

(6) The following table sets forth the number of shares and the exercise price for each of the Company's outside directors, Messrs Shuey, Forrester, Rotzang and Gaskins granted pursuant to the Company's 2000

         Stock Incentive Plan. These shares are not included in the number of shares indicated in the above table:

              Name                        Number of Shares       Exercise Price

              Robert A. Shuey             15,000                 $1.125
                                           8,000                  1.00
                                           8,000                  1.35

              Robert A. Forrester         15,000                 $1.125
                                           8,000                  1.00
                                           8,000                  1.35

              Alex Rotzang                15,000                 $1.125
                                           5,000                  1.00
                                          55,000                  1.35

              J. Peter Gaskins            15,000                 $1.125
                                           3,000                  1.00
                                           8,000                  1.35

                              STOCKHOLDER PROPOSALS

      Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the next Annual Meeting of Stockholders of the Company scheduled to be held in September of 2003. The Company's annual Meeting of Shareholders has been changed because the Company has changed its fiscal year to end on April 30. The Company will accept stockholder proposals for a reasonable time prior to the anticipated date the Company mails its proxy materials. As a guide, a stockholder proposal should be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth hereinafter no later than the close of business on May 31, 2003.

                                  OTHER MATTERS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing, and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In additional to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors, officers, and employees of the Company. Arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

      All information contained in this Proxy Statement relating to the occupation, affiliations, and securities holdings of directors and officers of the Company and their transactions with the Company is based upon information received from the individual directors and officers.

      Your directors and officers desire that all stockholders be represented at the Annual Meeting of Stockholders. In the event you cannot attend in person, please date, sign, and return the enclosed proxy in the enclosed, post-paid envelope at your earliest convenience so that your shares may be voted. The proxy must be signed by all registered holders exactly as the stock is registered.

      The Company will furnish without charge a copy of its Annual Report of Form 10-K, including the financial statements and the schedules thereto, for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of

1934 to any stockholder upon written request to 401 Taraval Street, San Francisco, CA 94116. A copy of the exhibits to such report will be furnished to any stockholder upon written request therefor and payment of a nominal fee.

         By Order of the Board of Directors.


         Joseph Kristul Chairman of the Board of Directors

         San Francisco, California
         May 28, 2002

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT


                                  Introduction


         The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of J. Peter Gaskins, Robert A. Shuey and Robert A. Forrester. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, as well as the other matters set forth in the charter attached hereto. Management of the Company is responsible primarily for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls.

                               Independence Review


         The Board of Directors appointed the present Audit Committee in May 2001. In conjunction with other activities for fiscal year 2001, the Audit Committee reviewed and discussed the Company's audited financial statements with management of the Company. The members of the Audit Committee also discussed with the Company's independent auditors the matters required by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) and considered the compatibility of nonaudit services with the auditor's independence. The Audit Committee received from the Company's independent auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1, and discussed with the independent certified accountants the independent auditors independence.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

           Submitted by the Audit Committee of the Board of Directors


  J. Peter Gaskins, Chairman
  Robert A. Forrester
  Robert A. Shuey